                                                                   Exhibit 10.26

                                                                  EXECUTION COPY


This instrument prepared by, recording requested by, and when recorded return to:

MAYER, BROWN & PLATT
1675 Broadway
New York, New York  10019
Attention:  Michael Sloyer, Esq.




--------------------------------------------------------------------------------

               AMENDED AND RESTATED ASSIGNMENT OF LEASE AND RENT


                          dated as of February 9, 1999


                                      from


                    SUMITOMO BANK LEASING AND FINANCE, INC.,
                                   as ASSIGNOR


                                       to


                THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH,
                                   as Agent,
                                  as ASSIGNEE

--------------------------------------------------------------------------------

                AMENDED AND RESTATED ASSIGNMENT OF LEASE AND RENT



        THIS AMENDED AND RESTATED ASSIGNMENT OF LEASE AND RENT, dated as of February 9, 1999 (this "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation (the "Lessor"), to THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as agent (the "Agent") for the Lenders under the Loan Agreement referred to below (together with their respective successors and assigns, the "Lenders"),

                              W I T N E S S E T H:

        WHEREAS, pursuant to the Loan Agreement dated as of the date hereof (as amended by Master Amendment No. 1 dated as of March 3, 1997, and as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Lessor, the Lenders and the Agent, the Lenders have severally agreed to make Loans to the Lessor in an aggregate amount not to exceed the aggregate Commitments of the Lenders, as set forth on Schedule I to the Participation Agreement (as defined in Appendix A to the Loan Agreement), upon the terms and subject to the conditions set forth in the Loan Agreement and the Participation Agreement, to be evidenced by the notes (such notes, as the same may hereafter be amended, modified, renewed, extended or otherwise changed from time to time, together with any note or notes or other obligations executed and delivered in renewal, extension or replacement thereof or in substitution or exchange therefor, are hereinafter collectively referred to as the "Notes") issued by the Lessor under the Loan Agreement;

        WHEREAS, it is a condition, among others, to the obligation of the Lenders to make their respective Loans to the Lessor under the Loan Agreement that the Lessor shall have executed and delivered, and the Lessee shall have consented to, this Assignment to the Agent for the benefit of the Lenders; and

        WHEREAS, in order further to secure payment of all the amounts owing to the Lenders under the Loan Agreement, the Notes and the other Operative Documents, the Lessor has agreed to enter into, execute, and deliver this Assignment;

        NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

        1. Defined Terms. Capitalized terms used but not otherwise defined in this Assignment shall have the respective meanings specified in Appendix A to the Loan Agreement; and the

                                                    Assignment of Lease and Rent

rules of interpretation set forth in such Appendix A shall apply to this Assignment.

        2. Assignment. To secure its obligations under the Loan Agreement, the Notes and the other Operative Documents, the Lessor hereby assigns, transfers, sets over and conveys to the Agent for the ratable benefit of the Lenders, all the following described property relating to or arising in connection with the Properties (including, without limitation, each Property described in a Supplement to this Assignment, as delivered from time to time in the form attached hereto as Exhibit A), whether now owned or held or hereafter acquired:

               (a) Except as hereinafter provided, all of the estate, right, title, interest, benefits, powers and privileges of the Lessor, as lessor, under the Master Lease (including all Lease Supplements) (hereinafter referred to collectively as the "Assigned Leases") including (i) the immediate and continuing right, on a non-exclusive basis, to make claim for, receive, collect and receipt for all rents, income, revenues, issues, profits, insurance proceeds, condemnation awards, sales proceeds and other sums payable to or receivable by the Lessor under the Assigned Leases, or pursuant to any provisions thereof, whether as rent or as the purchase price or termination payment for any interest in any Property or otherwise (including, without limitation, the Loan Balance, the Purchase Option Price and any sales proceeds payable to the Lessor pursuant to the Assigned Leases) (collectively, the "Lease Rents"), including all cash, securities or letters of credit delivered or deposited pursuant thereto to secure performance by the Lessee of its obligations thereunder, (ii) the right and power (which right and power are coupled with an interest) upon the purchase by the Lessee of the interest of the Lessor in any Property in accordance with any Assigned Lease to execute and deliver as irrevocable agent and attorney-in-fact of the Lessor an appropriate instrument necessary to convey the interest of the Lessor therein, or to pay over or assign to the Lessee those sums to which it is entitled if the Lessee becomes obligated to purchase the interest of the Lessor in any Property and to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any such purchase and conveyance, (iii) the right, on a non-exclusive basis, to perform all other necessary or appropriate acts as said agent and attorney-in-fact with respect to any purchase or conveyance referred to in clause (ii) above, (iv) the right (subject to the consent of Required Participants), on a non-exclusive basis, to declare the Master Lease or any Lease Supplement to be in

                                                    Assignment of Lease and Rent

        default, (v) subject to the terms of the Operative Documents (and subject to the consent of Required Participants), the right to exercise remedies under or with respect to the Assigned Leases, (vi) the right (subject to the consent of Required Lenders) to make all waivers and agreements on behalf of the Lessor under the Assigned Leases provided for or permitted under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Required Participants, (vii) the right to give all notices, consents, releases and other instruments provided under the Assigned Leases; provided, however, that none of the foregoing will be made or given with respect to Article VII, IX, X, XIII, XIV, XVIII, XX or XXI of the Master Lease without the written consent of the Required Participants, (viii) the right (subject to the consent of Required Participants), on a non-exclusive basis, to give all notices of default and to take all action upon the happening of a Default or an Event of Default under any Assigned Lease, including the commencement, conduct and consummation of proceedings as shall be permitted under any provision of any Assigned Lease, or by law or in equity, (ix) the right, on a non-exclusive basis, to receive all notices sent to the Lessor under any Assigned Lease, (x) the Lessor's interest under any Assigned Lease in the Lessee's tangible and intangible property used or arising in connection with any Property, including, but not limited to, permits, licenses, contract rights and prepaid expenses, and (xi) the right (subject to the consent of Required Participants), on a non-exclusive basis, to do any and all other things whatsoever which the Lessor is or any lessor is, or may be entitled to do under any Assigned Lease. The Lessor hereby agrees that any action taken by the Lenders (or their designee) pursuant to this Assignment shall be exclusive, and no party relying on such action of the Lenders (or such designee) pursuant hereto shall be required to obtain the concurrence or consent of the Lessor to such action or to a request for such action.

               (b) All of the estate, right, title, interest, benefits, powers and privileges of the Lessor, to and under all agreements or contracts for the sale or other disposition of all or any part of any Property, now or hereafter entered into by the Lessor (collectively, the "Contracts"), together with all estate, right, title, interest, benefits, powers and privileges of the Lessor under the Contracts including, without limitation, the immediate and continuing right, on a non-exclusive basis, to

                                                    Assignment of Lease and Rent

        make claim for, receive, collect and receipt for all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable under any of the Contracts (collectively, the "Contract Rents" and, together with the Lease Rents, the "Rents") and all right, title and interest of the Lessor thereunder, including all cash, securities or letters of credit deposited thereunder to secure performance by the obligors of their obligations thereunder.

               (c) On a non-exclusive basis, all of the right, title and interest of the Lessor in and to all claims and rights to the payment of money at any time arising in connection with any repudiation, rejection or breach of any Assigned Lease by the Lessee or a trustee or receiver of the Lessee under any insolvency statute, law or regulation, including, without limitation, all rights to recover damages arising out of such breach or rejection, all rights to charges payable by the Lessee or such trustee or receiver in respect of any Property or any portions thereof following rejection, repudiation or disaffirmance of the Lease or following the entry of an order for relief under any insolvency statute, law or regulation in respect of the Lessee and all rentals and other charges outstanding under the Lease as of the date of entry of such order for relief.

        Notwithstanding the foregoing provisions of this Section 2, the assignment contained herein shall in no event include any amounts received by Agent or Lessor or otherwise paid or payable to Lessor with respect to Yield, Lessor Amount, indemnity payments to or for the benefit of the Lessor, insurance proceeds under policies maintained by the Lessor and fees or Transaction Expenses paid or payable to or for the benefit of the Lessor.

        3. Receipt of Rents. The Lenders hereby acknowledge and agree that the Agent will hold the Rents for the benefit of each of the Lenders and the Lessor, and the Agent will distribute the Rents to the Lenders and the Lessor in accordance with Article VII of the Participation Agreement.

        4. Irrevocability; Supplemental Instruments. The Lessor agrees that this Assignment and the designation and direction to the Lessee set forth in Sections 2 and 3 of this Assignment are irrevocable and that it will not take any action as lessor under the Leases or otherwise which is inconsistent with this Assignment and that any action, assignment, designation or direction inconsistent herewith shall be void. The Lessor will from time to time execute and deliver all instruments of further assurance and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Assignment.

                                                    Assignment of Lease and Rent

        5. Validity. The Lessor represents and warrants (on a continuing basis) and covenants to the Lenders that (a) the Lessor has not assigned or executed any assignment of, and will not assign or execute any assignment of, the Lessor's interest in any of the Assigned Leases, in any Contract, in any Rents or in any other subject matter of this Assignment to anyone other than the Lenders and any assignment, designation or direction by the Lessor inconsistent herewith shall be void, and (b) the Lessor has not done any act or executed any document that impairs the rights of the Lenders to the Leases or the Rents under this Assignment.

        6. The Lessor Remains Liable. While the assignment made hereby is present, direct and continuing, it has been made for the purpose of providing the Lenders with security for the performance of the Lessor's obligations under the Loan Agreement and the Notes and the execution and delivery hereof shall not impair or diminish in any way the obligations of the Lessor under the Assigned Leases, or impose any of such obligations on the Lenders. This Assignment shall not operate to cause the Lenders (or their designee) to be regarded as a mortgagee in possession. Neither the Lenders nor their designee shall be responsible or liable for performing any of the obligations of the Lessor under any of the Assigned Leases or any Contract, for any waste by the Lessee or others, for any dangerous or defective conditions of any Property, for negligence in the management, upkeep, repair or control of any Property or any other act or omission by any other Person. Nothing contained herein shall operate or be construed to (a) obligate the Lenders (or their designee) to assume the obligations of the Lessor under any of the Assigned Leases or any Contract, to perform any of the terms and conditions contained in any of the Assigned Leases or any Contract or otherwise to impose any obligation upon the Lenders with respect to any of the Assigned Leases or any Contract or (b) place upon the Lenders (or their designee) any responsibility for the operation, control, care, management or repair of any Property or any part thereof. Subject at all times to the terms and conditions of this Assignment, the Lessor will at all times promptly and faithfully perform in all respects, or cause to be performed in all respects, all of its covenants, conditions and agreements contained in the Assigned Leases or any Contract now or hereafter existing on the part of the Lessor to be kept and performed.

        7. Amendments; Lessee's Consent. The Lessor will not enter into any agreement subordinating, amending, extending or terminating any of the Assigned Leases except as provided in Section 14.5 of the Participation Agreement, and any such attempted subordination, amendment, modification, extension or termination without compliance with such Section 14.5 shall be

                                                    Assignment of Lease and Rent

void. If any of the Assigned Leases or any Contract shall be amended, it shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto. The Lessor and the Lenders hereby consent to the provisions of Lessee's Consent attached to this Assignment and agree to be bound thereby.

        8. Termination of this Assignment. This Assignment shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due to the Lenders from the Lessor or the Lessee under or with respect to the Loan Agreement or any of the other Operative Documents, or which are otherwise secured hereby, whether now existing or hereafter arising or incurred, have been fully paid, performed and satisfied, at which time this Assignment will terminate.

        9. Ongoing Right to Collect Rents; Receivers. If notwithstanding the terms of this Assignment, a petition or order for sequestration of rents, or the appointment of a receiver or some similar judicial action or order is deemed required under applicable state law to allow the Lenders to continue to collect the moneys described in paragraphs 2(a), (b) and (c) of this Assignment, then it is agreed by the Lessor that any proof of claim or similar document filed by the Lenders in connection with the breach or rejection of any Lease by the lessee thereunder or the trustee of any lessee under any federal or state insolvency statute shall for the purpose of perfecting the Lenders' rights conferred in said paragraphs be deemed to constitute action required under such state law. Upon the occurrence and during the continuance of a Loan Agreement Event of Default (not existing solely by virtue of a Lease Event of Default), the Lessor hereby consents to the appointment of a receiver for any or all of the Properties as a matter of right and without any requirement for notice to the Lessor and without regard to the solvency of the Lessor or to the collateral that may be available for the satisfaction of the Notes and all other obligations under the Loan Agreement and the other Operative Documents.

        10. Amendment. This Assignment may not be amended or otherwise modified except by a writing signed by the Lessor, the Agent and, if required by Section
14.5 of the Participation Agreement, the Lessee, in accordance with the terms of the Participation Agreement.

        11. Notices. All notices, demands, requests, consents, approvals and other instruments under this Assignment shall be made in accordance with the notice provisions of the Participation Agreement.

                                                    Assignment of Lease and Rent

        12. Successors and Assigns. All covenants, agreements, representations and warranties in this Assignment by the Lessor and the Lenders shall bind, and shall inure to the benefit of and be enforceable by, their respective successors and assigns, whether or not so expressed.

        13. Severability. If any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law of competent jurisdiction to be in violation of any local, state or Federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of the parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interests of the Lessor, the Lenders and the Lessee under the remainder of this Assignment shall continue in full force and effect.

        14. Governing Law. THIS ASSIGNMENT AND THE RIGHTS AND OBLIGATIONS OF THE LESSOR UNDER THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

        15. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

        16. Conflicts. In the event of any conflicts between the terms and provisions hereof and the terms and provisions of the other Operative Documents, the terms and provisions of the other Operative Documents shall be controlling.

        17. Non-Disturbance. So long as no Lease Event of Default has occurred and is continuing, the Lenders will take no action to disturb the Lessee's rights to quiet enjoyment of each Property as set forth in Section 4.1 of the Master Lease.

                                                    Assignment of Lease and Rent

        IN WITNESS WHEREOF, the Lessor has caused this Assignment to be duly executed as of the day and year first above written.


                                            SUMITOMO BANK LEASING AND FINANCE,
                                            INC., as Lessor



                                            By /s/ WILLIAM M. GINN
                                               ---------------------------------
                                               Name: William M. Ginn
                                               Title: President

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of     New York        )
                             )
County of     Queens         )


On     February 8, 1999    before me,            Jeannette Carmona             ,
   -----------------------           ------------------------------------------
              Date                      Name, Title of Officer, e.g., "Jane Doe,
                                            Notary Public

personally appeared                  William M. Ginn                           ,
                   ------------------------------------------------------------

[X]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

        /s/ JEANNETTE CARMONA
        -----------------------------------
                 Signature of Notary


CAPACITY CLAIMED BY SIGNER:                     SIGNER IS REPRESENTING:
                                                NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)                           ______________________________
                                                ______________________________
[X]     CORPORATE OFFICER(S)                    ______________________________
        President
        ------------------------------
                     TITLE

        ------------------------------
                     TITLE


[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER  _______________________

         -----------------------------

         -----------------------------


--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE Title or Type of Document_____________________________ MUST BE ATTACHED Number of Pages _____ Date of Document________________ TO THE DOCUMENT Signer(s) Other Than Named Above _____________________ DESCRIBED AT RIGHT:

                Consent of Lessee to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


        The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Assignment of Lease and Rent.

        The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Lenders and their respective successors and assigns.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of February __, 1999, pursuant to proper authority duly granted.



                                            SYMANTEC CORPORATION



                                            By  /s/ DEREK WITTE
                                                -------------------------------
                                                Name: Derek Witte
                                                Title: VP WW OPS

                                                                       EXHIBIT A
                                                 TO ASSIGNMENT OF LEASE AND RENT

                              SUPPLEMENT NO. __ TO
                          ASSIGNMENT OF LEASE AND RENT


        THIS SUPPLEMENT NO. __ (this "Supplement"), dated as of ____________, to the ASSIGNMENT OF LEASE AND RENT, dated as of February ___, 1999 (the "Assignment"), made by SUMITOMO BANK LEASING AND FINANCE, INC., (the "Lessor"), in favor of THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as Agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used herein but not otherwise defined have the meanings specified in the Assignment.

        The parties hereto agree as follows:

        1. The Property. In accordance with the Assignment, the Lessor has executed this Supplement to subject the Master Lease, as supplemented by the Lease Supplement attached as Schedule 1 hereto, to the Assignment. The description of the Property is attached hereto as Schedule 2.

        2. Integrated Assignment. Following the execution and delivery of this Supplement, this Supplement, and all supplements previously delivered under the Assignment, shall constitute a part of the Assignment.

        3. Confirmation. Except as expressly supplemented hereby, the provisions of the Assignment are and shall remain in full force and effect. Further, the Lessor hereby reaffirms its obligations under the Assignment.

        IN WITNESS WHEREOF, the Lessor has caused this Supplement to be duly executed as of the day and year first above written.


                                            SUMITOMO BANK LEASING AND FINANCE,
                                            INC., as Lessor


                                            By_______________________________
                                              Name:
                                              Title:

                                                                      Schedule 1


                               [Lease Supplement]

                                                                      Schedule 2


                            [Description of Property]

                           ALL-PURPOSE ACKNOWLEDGEMENT


State of California      )
                         )
County of Santa Clara    )


On February 8, 1999 before me, Vibeke Cariato,
              Date             Name, Title of Officer, e.g., "Jane Doe,
                               Notary Public

personally appeared Derek Witte,

[X]     personally known to me - OR -

[ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        Witness my hand and official seal.

        /s/ VIBEKE CARIATO
        -----------------------------------
                 Signature of Notary


CAPACITY CLAIMED BY SIGNER:                    SIGNER IS REPRESENTING:
                                               NAME OF PERSON(S) OR ENTITY(IES)

[ ]     INDIVIDUAL(S)                          ______________________________
                                               ______________________________
[ ]     CORPORATE OFFICER(S)                   ______________________________

        ------------------------------
                     TITLE

        ------------------------------
                     TITLE


[ ]     PARTNER(S)

[ ]     ATTORNEY-IN-FACT

[ ]     TRUSTEE(S)

[ ]     SUBSCRIBING WITNESS

[ ]     GUARDIAN/CONSERVATOR

[ ]     OTHER  _______________________

              ----------------------------

              ----------------------------

--------------------------------------------------------------------------------
ATTENTION NOTARY: ALTHOUGH THE INFORMATION REQUESTED BELOW IS OPTIONAL, IT COULD PREVENT FRAUDULENT ATTACHMENT OF THIS CERTIFICATE TO UNAUTHORIZED DOCUMENT.

THIS CERTIFICATE          Title or Type of Document_____________________________
MUST BE ATTACHED          Number of Pages _____ Date of Document________________
TO THE DOCUMENT           Signer(s) Other Than Named Above _____________________
DESCRIBED AT RIGHT:

         Consent of Lessee to Supplement to Assignment of Lease and Rent

               CONSENT AND ACKNOWLEDGMENT BY SYMANTEC CORPORATION


        The undersigned hereby acknowledges receipt of a counterpart original of, and consents to, the foregoing Supplement No. __ to the Assignment of Lease and Rent.

        The foregoing is furnished for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the undersigned, and the undersigned understands and intends that the Agent and the Lenders will rely on the foregoing and that the undersigned will be legally bound by the foregoing. This Consent and Acknowledgment shall inure to the benefit of the Agent, the Lenders and their respective successors and assigns.

        IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent and Acknowledgment as of February 8, 1999, pursuant to proper authority duly granted.



                                            SYMANTEC CORPORATION



                                            By /s/ DEREK WITTE
                                              ----------------------------------
                                              Name: Derek Witte
                                              Title: VP WW OPS